POWER OF ATTORNEY
                               -----------------



          The undersigned, an officer and/or director of Fred Meyer, Inc. (the "Company"), appoints Kenneth Thrasher, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, his or her attorney and agent, to execute in his or her name as an officer or director of the Company the 1998 Annual Report on Form 10-K and any amendments thereto, and to file the Annual Report with the Securities and Exchange Commission; and the undersigned confirms all that each of the named attorneys and agents shall do or cause to be done by virtue of this Power of Attorney. Any one of the named attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 25, 1999



                                       ROBERT D. BEYER
                                       -----------------------------------------
                                       (Signature)


                                       Robert D. Beyer
                                       -----------------------------------------
                                       (Type or Print Name)

                               POWER OF ATTORNEY
                               -----------------



          The undersigned, an officer and/or director of Fred Meyer, Inc. (the "Company"), appoints Kenneth Thrasher, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, his or her attorney and agent, to execute in his or her name as an officer or director of the Company the 1998 Annual Report on Form 10-K and any amendments thereto, and to file the Annual Report with the Securities and Exchange Commission; and the undersigned confirms all that each of the named attorneys and agents shall do or cause to be done by virtue of this Power of Attorney. Any one of the named attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 25, 1999



                                       VIVIAN A. BULL
                                       -----------------------------------------
                                       (Signature)


                                       Vivian A. Bull
                                       -----------------------------------------
                                       (Type or Print Name)

                               POWER OF ATTORNEY
                               -----------------



          The undersigned, an officer and/or director of Fred Meyer, Inc. (the "Company"), appoints Kenneth Thrasher, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, his or her attorney and agent, to execute in his or her name as an officer or director of the Company the 1998 Annual Report on Form 10-K and any amendments thereto, and to file the Annual Report with the Securities and Exchange Commission; and the undersigned confirms all that each of the named attorneys and agents shall do or cause to be done by virtue of this Power of Attorney. Any one of the named attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 25, 1999



                                       JAMES J. CURRAN
                                       -----------------------------------------
                                       (Signature)


                                       James J. Curran
                                       -----------------------------------------
                                       (Type or Print Name)

                               POWER OF ATTORNEY
                               -----------------



          The undersigned, an officer and/or director of Fred Meyer, Inc. (the "Company"), appoints Kenneth Thrasher, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, his or her attorney and agent, to execute in his or her name as an officer or director of the Company the 1998 Annual Report on Form 10-K and any amendments thereto, and to file the Annual Report with the Securities and Exchange Commission; and the undersigned confirms all that each of the named attorneys and agents shall do or cause to be done by virtue of this Power of Attorney. Any one of the named attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 25, 1999



                                       A.M. GLEASON
                                       -----------------------------------------
                                       (Signature)


                                       A.M. Gleason
                                       -----------------------------------------
                                       (Type or Print Name)

                               POWER OF ATTORNEY
                               -----------------



          The undersigned, an officer and/or director of Fred Meyer, Inc. (the "Company"), appoints Kenneth Thrasher, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, his or her attorney and agent, to execute in his or her name as an officer or director of the Company the 1998 Annual Report on Form 10-K and any amendments thereto, and to file the Annual Report with the Securities and Exchange Commission; and the undersigned confirms all that each of the named attorneys and agents shall do or cause to be done by virtue of this Power of Attorney. Any one of the named attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 25, 1999



                                       GEORGE GOLLEHER
                                       -----------------------------------------
                                       (Signature)


                                       George Golleher
                                       -----------------------------------------
                                       (Type or Print Name)

                               POWER OF ATTORNEY
                               -----------------



          The undersigned, an officer and/or director of Fred Meyer, Inc. (the "Company"), appoints Kenneth Thrasher, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, his or her attorney and agent, to execute in his or her name as an officer or director of the Company the 1998 Annual Report on Form 10-K and any amendments thereto, and to file the Annual Report with the Securities and Exchange Commission; and the undersigned confirms all that each of the named attorneys and agents shall do or cause to be done by virtue of this Power of Attorney. Any one of the named attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 25, 1999



                                       CARLTON J. JENKINS
                                       -----------------------------------------
                                       (Signature)


                                       Carlton J. Jenkins
                                       -----------------------------------------
                                       (Type or Print Name)

                               POWER OF ATTORNEY
                               -----------------



          The undersigned, an officer and/or director of Fred Meyer, Inc. (the "Company"), appoints Kenneth Thrasher, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, his or her attorney and agent, to execute in his or her name as an officer or director of the Company the 1998 Annual Report on Form 10-K and any amendments thereto, and to file the Annual Report with the Securities and Exchange Commission; and the undersigned confirms all that each of the named attorneys and agents shall do or cause to be done by virtue of this Power of Attorney. Any one of the named attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 25, 1999



                                       BRUCE KARATZ
                                       -----------------------------------------
                                       (Signature)


                                       Bruce Karatz
                                       -----------------------------------------
                                       (Type or Print Name)

                               POWER OF ATTORNEY
                               -----------------



          The undersigned, an officer and/or director of Fred Meyer, Inc. (the "Company"), appoints Kenneth Thrasher, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, his or her attorney and agent, to execute in his or her name as an officer or director of the Company the 1998 Annual Report on Form 10-K and any amendments thereto, and to file the Annual Report with the Securities and Exchange Commission; and the undersigned confirms all that each of the named attorneys and agents shall do or cause to be done by virtue of this Power of Attorney. Any one of the named attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 25, 1999



                                       JOHN G. KING
                                       -----------------------------------------
                                       (Signature)


                                       John G. King
                                       -----------------------------------------
                                       (Type or Print Name)

                               POWER OF ATTORNEY
                               -----------------



          The undersigned, an officer and/or director of Fred Meyer, Inc. (the "Company"), appoints Kenneth Thrasher, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, his or her attorney and agent, to execute in his or her name as an officer or director of the Company the 1998 Annual Report on Form 10-K and any amendments thereto, and to file the Annual Report with the Securities and Exchange Commission; and the undersigned confirms all that each of the named attorneys and agents shall do or cause to be done by virtue of this Power of Attorney. Any one of the named attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 25, 1999



                                       ROGER S. MEIER
                                       -----------------------------------------
                                       (Signature)


                                       Roger S. Meier
                                       -----------------------------------------
                                       (Type or Print Name)

                               POWER OF ATTORNEY
                               -----------------



          The undersigned, an officer and/or director of Fred Meyer, Inc. (the "Company"), appoints Kenneth Thrasher, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, his or her attorney and agent, to execute in his or her name as an officer or director of the Company the 1998 Annual Report on Form 10-K and any amendments thereto, and to file the Annual Report with the Securities and Exchange Commission; and the undersigned confirms all that each of the named attorneys and agents shall do or cause to be done by virtue of this Power of Attorney. Any one of the named attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 25, 1999



                                       ROBERT G. MILLER
                                       -----------------------------------------
                                       (Signature)


                                       Robert G. Miller
                                       -----------------------------------------
                                       (Type or Print Name)

                               POWER OF ATTORNEY
                               -----------------



          The undersigned, an officer and/or director of Fred Meyer, Inc. (the "Company"), appoints Kenneth Thrasher, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, his or her attorney and agent, to execute in his or her name as an officer or director of the Company the 1998 Annual Report on Form 10-K and any amendments thereto, and to file the Annual Report with the Securities and Exchange Commission; and the undersigned confirms all that each of the named attorneys and agents shall do or cause to be done by virtue of this Power of Attorney. Any one of the named attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 25, 1999



                                       MARC RAPAPORT
                                       -----------------------------------------
                                       (Signature)


                                       Marc Rapaport
                                       -----------------------------------------
                                       (Type or Print Name)

                               POWER OF ATTORNEY
                               -----------------



          The undersigned, an officer and/or director of Fred Meyer, Inc. (the "Company"), appoints Kenneth Thrasher, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, his or her attorney and agent, to execute in his or her name as an officer or director of the Company the 1998 Annual Report on Form 10-K and any amendments thereto, and to file the Annual Report with the Securities and Exchange Commission; and the undersigned confirms all that each of the named attorneys and agents shall do or cause to be done by virtue of this Power of Attorney. Any one of the named attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 25, 1999



                                       STUART M. SLOAN
                                       -----------------------------------------
                                       (Signature)


                                       Stuart M. Sloan
                                       -----------------------------------------
                                       (Type or Print Name)

                               POWER OF ATTORNEY
                               -----------------



          The undersigned, an officer and/or director of Fred Meyer, Inc. (the "Company"), appoints Kenneth Thrasher, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, his or her attorney and agent, to execute in his or her name as an officer or director of the Company the 1998 Annual Report on Form 10-K and any amendments thereto, and to file the Annual Report with the Securities and Exchange Commission; and the undersigned confirms all that each of the named attorneys and agents shall do or cause to be done by virtue of this Power of Attorney. Any one of the named attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 25, 1999



                                       JEFF SMITH
                                       -----------------------------------------
                                       (Signature)


                                       Jeff Smith
                                       -----------------------------------------
                                       (Type or Print Name)

                               POWER OF ATTORNEY
                               -----------------



          The undersigned, an officer and/or director of Fred Meyer, Inc. (the "Company"), appoints Kenneth Thrasher, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, his or her attorney and agent, to execute in his or her name as an officer or director of the Company the 1998 Annual Report on Form 10-K and any amendments thereto, and to file the Annual Report with the Securities and Exchange Commission; and the undersigned confirms all that each of the named attorneys and agents shall do or cause to be done by virtue of this Power of Attorney. Any one of the named attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 25, 1999



                                       SAMUEL ZELL
                                       -----------------------------------------
                                       (Signature)


                                       Samuel Zell
                                       -----------------------------------------
                                       (Type or Print Name)

                               POWER OF ATTORNEY
                               -----------------



          The undersigned, an officer and/or director of Fred Meyer, Inc. (the "Company"), appoints Kenneth Thrasher, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, his or her attorney and agent, to execute in his or her name as an officer or director of the Company the 1998 Annual Report on Form 10-K and any amendments thereto, and to file the Annual Report with the Securities and Exchange Commission; and the undersigned confirms all that each of the named attorneys and agents shall do or cause to be done by virtue of this Power of Attorney. Any one of the named attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 25, 1999



                                       BERTRAM R. ZWEIG
                                       -----------------------------------------
                                       (Signature)


                                       Bertram R. Zweig
                                       -----------------------------------------
                                       (Type or Print Name)

                               POWER OF ATTORNEY
                               -----------------



          The undersigned, an officer and/or director of Fred Meyer, Inc. (the "Company"), appoints Kenneth Thrasher, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, his or her attorney and agent, to execute in his or her name as an officer or director of the Company the 1998 Annual Report on Form 10-K and any amendments thereto, and to file the Annual Report with the Securities and Exchange Commission; and the undersigned confirms all that each of the named attorneys and agents shall do or cause to be done by virtue of this Power of Attorney. Any one of the named attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 25, 1999



                                       RONALD W. BURKLE
                                       -----------------------------------------
                                       (Signature)


                                       Ronald W. Burkle
                                       -----------------------------------------
                                       (Type or Print Name)

                               POWER OF ATTORNEY
                               -----------------



          The undersigned, an officer and/or director of Fred Meyer, Inc. (the "Company"), appoints Kenneth Thrasher, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, his or her attorney and agent, to execute in his or her name as an officer or director of the Company the 1998 Annual Report on Form 10-K and any amendments thereto, and to file the Annual Report with the Securities and Exchange Commission; and the undersigned confirms all that each of the named attorneys and agents shall do or cause to be done by virtue of this Power of Attorney. Any one of the named attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 25, 1999



                                       STEVEN R. ROGEL
                                       -----------------------------------------
                                       (Signature)


                                       Steven R. Rogel
                                       -----------------------------------------
                                       (Type or Print Name)